Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Marilynn Meek
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3773

ASHFORD TRUST REPORTS THIRD QUARTER 2016 RESULTS

Comparable RevPAR for all Hotels Not Under Renovation Grew 4.4%

Adjusted Funds from Operations per Share Increased 14.3%

Comparable Hotel EBITDA Margin Increased 59 bps

Comparable Hotel EBITDA Flow-Through was 54%

DALLAS, November 3, 2016 — Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2016. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of September 30, 2016 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the third quarter ended September 30, 2016, with the third quarter ended September 30, 2015 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•                  Opportunistic focus on upper-upscale, full-service hotels

•                  Targets moderate debt levels of approximately 55 – 60% net debt/gross assets

•                  Highly-aligned management team and advisory structure

•                  One of the highest long-term total shareholder returns in the industry

•                  Attractive dividend yield of approximately 8.5%

•                  Targets cash and cash equivalents at a level of 25% - 35% of total equity market capitalization for the purposes of:

•                  property-level and corporate-level working capital needs

•                  as a hedge against a downturn in the economy or hotel fundamentals

•                  to be prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•                  Net loss attributable to common stockholders was $35.1 million or $0.37 per diluted share

•                  Comparable RevPAR for all hotels increased 3.4% during the quarter

•                  Comparable RevPAR for all hotels not under renovation increased 4.4% during the quarter

•                  Adjusted EBITDA increased $5.6 million or 5.3%

•                  Comparable Hotel EBITDA Margin increased 59 basis points

•                  Comparable Hotel EBITDA flow-through was 54%

•                  Adjusted funds from operations (AFFO) was $0.40 per diluted share for the quarter as compared with $0.35 from the prior-year quarter representing an increase of 14.3%

•                  The Company’s common stock is currently trading at an approximate 8.5% dividend yield

AHT Reports Third Quarter Results

November 3, 2016

•                  In the third quarter, the Company completed its underwritten public offering of 4,800,000 shares of 7.375% Series F Cumulative Preferred Stock at $25.00 per share

•                  In the third quarter, the Company completed the redemption of all of its issued and outstanding shares of 9.00% Series E Cumulative Preferred Stock, which was funded from the Company’s public offering of Series F Cumulative Preferred Stock

•                  In the third quarter, the Company completed the sale of the 124-room Hampton Inn & Suites in Gainesville, FL for approximately $27 million in cash ($218,000 per key)

•                  Subsequent to quarter end, the Company closed on the sale of the 162-room SpringHill Suites Gaithersburg in Gaithersburg, MD for approximately $13.2 million ($81,000 per key)

•                  Subsequent to quarter end, the Company closed on the sale of the two-hotel portfolio comprised of the 151-room Courtyard Palm Desert and the 130-room Residence Inn Palm Desert for $36 million ($128,000 per key)

•                  Subsequent to quarter end, the Company refinanced four mortgage loans with existing outstanding balances totaling approximately $415 million with a new loan totaling $450 million

•                  Subsequent to quarter end, the Company priced an underwritten public offering of 6,200,000 shares of 7.375% Series G Cumulative Preferred Stock at $25.00 per share

•                  Capex invested in the quarter was $50 million

CAPITAL STRUCTURE

At September 30, 2016, the Company had total assets of $4.8 billion.  As of September 30, 2016, the Company had $3.8 billion of mortgage debt. The Company’s total combined debt had a blended average interest rate of 5.3%.

On July 6, 2016, the Company announced that it had priced its underwritten public offering of 4,800,000 shares of 7.375% Series F Cumulative Preferred Stock at $25.00 per share.  Dividends on the Series F Cumulative Preferred Stock will accrue at a rate of 7.375% per annum on the liquidation preference of $25.00 per share.

On August 9, 2016, the Company announced that it had completed the redemption of all of its issued and outstanding shares of 9.00% Series E Cumulative Preferred Stock.  The total redemption cost was approximately $117 million, which was funded from the Company’s public offering of Series F Cumulative Preferred Stock.

Subsequent to quarter end, on October 10, 2016, the Company announced it had refinanced four mortgage loans with existing outstanding balances totaling approximately $415 million.  The previous mortgage loans that were refinanced were the Wachovia 1, Wachovia 2 and Wachovia 6 loans with final maturity dates in April 2017, and the JP Morgan Chase Marriott Fremont loan with a final maturity date in August 2019.  The mortgage loans were refinanced through one new mortgage loan, totaling $450 million, with a two-year initial term and four one-year extension options, subject to the satisfaction of certain conditions.   The new loan is interest only, provides for a floating interest rate of LIBOR + 4.55%, and contains flexible release provisions for the potential sale of assets.  The next non-extendable debt maturity for the Company is a $16 million loan that matures in June 2017.

Subsequent to quarter end, on October 13, 2016, the Company announced that it had priced its underwritten public offering of 6,200,000 shares of 7.375% Series G Cumulative Preferred Stock at $25.00 per share. Dividends on the Series G Preferred Stock will accrue at a rate of 7.375% per annum on the liquidation preference of $25.00 per share.

SELECT-SERVICE HOTEL PORTFOLIO SALES PROCESS UPDATE

During the quarter and subsequent to quarter end, the Company closed on the sales of the 124-room Hampton Inn & Suites in Gainesville, FL for approximately $27 million in cash ($218,000 per key), the 162-room SpringHill Suites Gaithersburg in Gaithersburg, MD for approximately $13.2 million ($81,000 per key), and the

AHT Reports Third Quarter Results

November 3, 2016

two-hotel portfolio comprised of the 151-room Courtyard Palm Desert and the 130-room Residence Inn Palm Desert for $36 million ($128,000 per key).  Since the announcement of the strategy, the Company has closed on approximately $218 million of sales of its non-core, select-service hotels.

PORTFOLIO REVPAR

As of September 30, 2016, the portfolio consisted of direct hotel investments with 126 properties.  During the third quarter of 2016, 108 of the Company’s hotels were not under renovation.  The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 126 hotels) and comparable not under renovation basis (108 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio.  Details of each category are provided in the tables attached to this release.

•                  Comparable RevPAR increased 3.4% to $122.76 for all hotels on a 2.8% increase in ADR and a 0.5% increase in occupancy

•                  Comparable RevPAR increased 4.4% to $126.11 for hotels not under renovation on a 3.0% increase in ADR and a 1.4% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the 126 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On September 15, 2016, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the third quarter ending September 30, 2016, payable on October 17, 2016, to shareholders of record as of September 30, 2016.

“We are pleased with our portfolio performance this quarter which speaks to the quality and diversity of our portfolio as well as our superior asset management capabilities,” commented Monty J. Bennett, Ashford Trust’s Chairman and Chief Executive Officer.  “Additionally, during the quarter and subsequent to quarter end, we made solid progress on the sale of our non-core, select-service hotels as well as completing the refinancing of four mortgage loans last month which addressed the vast majority of our 2017 debt maturities.  We are committed to maximizing value for our shareholders by focusing on upper-upscale, full-service hotels, generating superior operating performance and pursuing opportunities to sell additional select-service assets.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, November 4, 2016, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2454. A replay of the conference call will be available through Friday, November 11, 2016, by dialing (719) 457-0820 and entering the confirmation number, 2119816.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2016 earnings release conference call.  The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Friday, November 4, 2016, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

AHT Reports Third Quarter Results

November 3, 2016

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward looking statements in this press release include, among others, statements about the Company’s strategy and future plans.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	September 30,	December 31,
	2016	2015

ASSETS
Investments in hotel properties, net	$4,187,939	$4,419,684
Cash and cash equivalents	256,421	215,078
Restricted cash	149,865	153,680
Accounts receivable, net of allowance of $722 and $715, respectively	61,019	40,438
Inventories	4,776	4,810
Note receivable, net of allowance of $6,739 and $7,083, respectively	3,906	3,746
Investment in Ashford Inc.	5,657	6,616
Investment in securities investment fund	52,675	55,952
Deferred costs, net	2,974	3,847
Prepaid expenses	23,188	12,458
Derivative assets, net	7,851	3,435
Other assets	15,212	10,647
Intangible assets, net	9,294	11,343
Due from Ashford Prime OP, net	—	528
Due from third-party hotel managers	15,672	22,869
Assets held for sale	43,295	—

Total assets	$4,839,744	$4,965,131

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,728,645	$3,840,617
Accounts payable and accrued expenses	150,119	123,444
Dividends payable	22,547	22,678
Unfavorable management contract liabilities	1,873	3,355
Due to Ashford Inc., net	10,240	9,856
Due to Ashford Prime OP, net	7	—
Due to related party, net	831	1,339
Due to third-party hotel managers	2,737	2,504
Intangible liabilities, net	16,224	16,494
Other liabilities	16,691	14,539
Liabilities related to assets held for sale	25,982	—

Total liabilities	3,975,896	4,034,826

Redeemable noncontrolling interests in operating partnership	118,926	118,449

Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,657,206 shares issued and outstanding at September 30, 2016 and December 31, 2015	17	17
Series D Cumulative Preferred Stock, 9,468,706 shares issued and outstanding at September 30, 2016 and December 31, 2015	95	95
Series E Cumulative Preferred Stock, 0 and 4,630,000 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	—	46
Series F Cumulative Preferred Stock, 4,800,000 and 0 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	48	—
Common stock, $0.01 par value, 200,000,000 shares authorized, 96,178,680 and 95,470,903 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	962	955
Additional paid-in capital	1,605,978	1,597,194
Accumulated deficit	(862,932)	(787,221)
Total stockholders’ equity of the Company	744,168	811,086
Noncontrolling interest in consolidated entities	754	770

Total equity	744,922	811,856

Total liabilities and equity	$4,839,744	$4,965,131

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

REVENUE
Rooms	$300,875	$294,768	$917,396	$787,428
Food and beverage	56,206	55,210	188,467	159,528
Other	14,389	14,097	43,213	35,402

Total hotel revenue	371,470	364,075	1,149,076	982,358
Other	461	441	1,297	1,731

Total revenue	371,931	364,516	1,150,373	984,089

EXPENSES
Hotel operating expenses
Rooms	65,474	65,402	195,769	169,290
Food and beverage	41,086	40,570	129,606	108,891
Other expenses	114,377	112,759	347,126	295,936
Management fees	13,616	13,324	42,191	36,366

Total hotel operating expenses	234,553	232,055	714,692	610,483

Property taxes, insurance and other	17,172	17,997	55,077	47,167
Depreciation and amortization	60,170	58,741	182,411	149,221
Impairment charges	4,922	(111)	4,695	19,623
Transaction costs	124	392	201	5,850
Advisory services fee:
Base advisory fee	8,576	8,701	25,842	25,217
Reimbursable expenses	1,485	1,619	4,550	4,820
Non-cash stock/unit-based compensation	1,887	468	4,535	1,790

Corporate, general and administrative:
Non-cash stock/unit-based compensation	67	—	604	538
Other general and administrative	1,901	3,772	5,822	11,194

Total operating expenses	330,857	323,634	998,429	875,903

OPERATING INCOME	41,074	40,882	151,944	108,186

Equity in loss of unconsolidated entities	(560)	(4,369)	(4,432)	(9,084)
Interest income	92	21	229	67
Gain on acquisition of Highland JV and sale of hotel properties	1,448	—	24,428	380,705
Other income (expense)	(926)	(314)	(4,263)	1,733
Interest expense, net of premiums	(50,113)	(46,567)	(150,167)	(121,082)
Amortization of loan costs	(5,649)	(5,292)	(18,000)	(12,907)
Write-off of loan costs and exit fees	(972)	—	(4,913)	(4,767)
Unrealized gain on marketable securities	—	—	—	127
Unrealized gain (loss) on derivatives	(9,548)	(2,750)	4,248	(6,403)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(25,154)	(18,389)	(926)	336,575
Income tax benefit (expense)	16	(1,721)	(1,216)	(4,635)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(25,138)	(20,110)	(2,142)	331,940
Gain on sale of hotel properties, net of tax	—	599	—	599
NET INCOME (LOSS)	(25,138)	(19,511)	(2,142)	332,539
(Income) loss from consolidated entities attributable to noncontrolling interest	(16)	(3)	16	8
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,009	3,193	2,745	(39,616)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(20,145)	(16,321)	619	292,931
Preferred dividends	(8,875)	(8,490)	(25,856)	(25,471)
Extinguishment of issuance costs upon redemption of Series E preferred stock	(6,124)	—	(6,124)	—

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(35,144)	$(24,811)	$(31,361)	$267,460

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.37)	$(0.26)	$(0.34)	$2.72

Weighted average common shares outstanding — basic	94,531	95,888	94,384	97,061

Diluted:
Net income (loss) attributable to common stockholders	$(0.37)	$(0.26)	$(0.34)	$2.63

Weighted average common shares outstanding — diluted	94,531	95,888	94,384	115,560

Dividends declared per common share:	$0.12	$0.12	$0.36	$0.36

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net income (loss)	$(25,138)	$(19,511)	$(2,142)	$332,539
(Income) loss from consolidated entities attributable to noncontrolling interest	(16)	(3)	16	8
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,009	3,193	2,745	(39,616)
Net income (loss) attributable to the Company	(20,145)	(16,321)	619	292,931

Interest income	(92)	(21)	(229)	(67)
Interest expense and amortization of premiums and loan costs, net	55,732	51,829	168,078	133,900
Depreciation and amortization	60,108	58,682	182,227	149,068
Income tax (benefit) expense	(16)	1,721	1,216	4,635
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(5,009)	(3,193)	(2,745)	39,616
Equity in loss of unconsolidated entities	85	437	959	4,204
Company’s portion of EBITDA of Ashford Inc.	165	680	(207)	(13)
Company’s portion of EBITDA of Ashford Prime	—	509	—	7,640
Company’s portion of EBITDA of Highland JV	—	—	—	11,982

EBITDA available to the Company and OP unitholders	90,828	94,323	349,918	643,896

Amortization of unfavorable contract liabilities	(543)	(543)	(1,629)	(1,593)
Impairment charges	4,922	(111)	4,695	19,623
Gain on acquisition of Highland JV and sale of hotel properties	(1,448)	(599)	(24,428)	(381,304)
Write-off of loan costs and exit fees	972	—	4,913	4,767
Other (income) expense	926	314	4,263	(1,733)
Transaction, acquisition and management conversion costs	778	1,963	1,422	11,552
Legal judgment and related legal costs	23	23	71	71
Unrealized gain on marketable securities	—	—	—	(127)
Unrealized (gain) loss on derivatives	9,548	2,750	(4,248)	6,403
Dead deal costs	30	320	331	567
Non-cash stock/unit-based compensation	2,185	468	5,511	2,328
Company’s portion of unrealized loss of unconsolidated entities and investment in securities investment fund	475	3,932	3,473	4,880
Company’s portion of adjustments to EBITDA of Ashford Inc.	793	528	2,929	3,184
Company’s portion of adjustments to EBITDA of Ashford Prime	—	582	—	738

Adjusted EBITDA available to the Company and OP unitholders	$109,489	$103,950	$347,221	$313,252

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net income (loss)	$(25,138)	$(19,511)	$(2,142)	$332,539
(Income) loss from consolidated entities attributable to noncontrolling interest	(16)	(3)	16	8
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,009	3,193	2,745	(39,616)
Preferred dividends	(8,875)	(8,490)	(25,856)	(25,471)
Extinguishment of issuance costs upon redemption of Series E preferred stock	(6,124)	—	(6,124)	—

Net income (loss) attributable to common stockholders	(35,144)	(24,811)	(31,361)	267,460

Depreciation and amortization on real estate	60,108	58,682	182,227	149,068
Gain on acquisition of Highland JV and sale of hotel properties	(1,448)	(599)	(24,428)	(381,304)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(5,009)	(3,193)	(2,745)	39,616
Equity in loss of unconsolidated entities	85	437	959	4,204
Impairment charges on real estate	5,039	—	5,039	19,949
Company’s portion of FFO of Ashford Inc.	(85)	372	(597)	(619)
Company’s portion of FFO of Ashford Prime	—	63	—	4,371
Company’s portion of FFO of Highland JV	—	—	—	3,791

FFO available to common stockholders and OP unitholders	23,546	30,951	129,094	106,536

Extinguishment of issuance costs upon redemption of Series E preferred stock	6,124	—	6,124	—
Write-off of loan costs and exit fees	972	—	4,913	4,767
Other impairment charges	(117)	(111)	(344)	(326)
Other (income) expense	926	314	4,263	(1,733)
Transaction, acquisition and management conversion costs	778	1,963	1,422	11,552
Legal judgment and related legal costs	23	23	71	71
Unrealized gain on marketable securities	—	—	—	(127)
Unrealized (gain) loss on derivatives	9,548	2,750	(4,248)	6,403
Dead deal costs	30	320	331	567
Non-cash stock/unit-based compensation	2,185	468	5,511	2,328
Company’s portion of unrealized loss of unconsolidated entities and investment in securities investment fund	475	3,932	3,473	4,880
Company’s portion of adjustments to FFO of Ashford Inc.	793	(484)	2,929	(498)
Company’s portion of adjustments to FFO of Ashford Prime	—	573	—	593

Adjusted FFO available to common stockholders and OP unitholders	$45,283	$40,699	$153,539	$135,013

Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.40	$0.35	$1.35	$1.16

Weighted average diluted shares	114,303	115,012	113,788	116,000

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

September 30, 2016

(dollars in thousands)

(unaudited)

								Comparable	Comparable
			Fixed-Rate		Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt		Debt		Debt	EBITDA (8)	Debt Yield

Secured revolving credit facility - various	October 2016	Base Rate (6) + 2.00% or LIBOR + 3.00%	$—		$—	(5)	$—	$ N/A	N/A
BAML Pool 1 & 2 - 8 hotels	January 2017	LIBOR + 4.95%	—		376,800	(2)	376,800	44,436	11.8%
Morgan Stanley MIP - 5 hotels	February 2017	LIBOR + 4.75%	—		200,000	(1) (7)	200,000	23,920	12.0%
Cantor Commercial Real Estate Memphis - 1 hotel	April 2017	LIBOR + 4.95%	—		33,300	(2)	33,300	3,699	11.1%
Column Financial - 24 hotels	April 2017	LIBOR + 4.39%	—		1,070,560	(3)	1,070,560	116,660	10.9%
Wachovia 1 - 5 hotels	April 2017	5.95%	109,087	(11)	—		109,087	17,355	15.9%
Wachovia 2 - 7 hotels	April 2017	5.95%	119,341	(11)	—		119,341	18,112	15.2%
Wachovia 6 - 5 hotels	April 2017	5.95%	149,197	(11)	—		149,197	19,263	12.9%
JPM Lakeway - 1 hotel	May 2017	LIBOR + 5.10%	—		25,100	(2)	25,100	2,193	8.7%
BAML Le Pavillon - 1 hotel	June 2017	LIBOR + 5.10%	—		43,750	(2)	43,750	2,830	6.5%
US Bank Indigo Atlanta - 1 hotel	June 2017	5.98%	15,800		—		15,800	2,141	13.6%
Morgan Stanley - 8 hotels	July 2017	LIBOR + 4.09%	—		144,000	(2)	144,000	12,543	8.7%
Morgan Stanley Ann Arbor - 1 hotel	July 2017	LIBOR + 4.15%	—		35,200	(2)	35,200	4,060	11.5%
BAML W Atlanta - 1 hotel	July 2017	LIBOR + 5.10%	—		40,500	(2)	40,500	4,937	12.2%
Morgan Stanley Pool A - 7 hotels	August 2017	LIBOR + 4.35%	—		301,000	(10)	301,000	38,566	12.8%
Morgan Stanley Pool B - 4 hotels	August 2017	LIBOR + 4.38%	—		52,530	(10)(9)	52,530	6,861	13.1%
JPM Chase Marriott Fremont - 1 hotel	August 2017	LIBOR + 4.20%	—		37,500	(10)(11)	37,500	8,382	22.4%
BAML Pool - 17 hotels	December 2017	LIBOR + 5.52%	—		412,500	(3)	412,500	48,682	11.8%
Morgan Stanley Boston Back Bay - 1 hotel	January 2018	4.38%	96,644		—		96,644	14,519	15.0%
Morgan Stanley Princeton/Nashville - 2 hotels	January 2018	4.44%	105,551		—		105,551	28,871	27.4%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—		12,000	(4)	12,000	1,602	13.4%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,460		—		5,460	1,017	18.6%
GACC Gateway - 1 hotel	November 2020	6.26%	97,278		—		97,278	15,276	15.7%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	54,903		—		54,903	6,731	12.3%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,417		—		10,417	1,624	15.6%
GACC Manchester RI - 1 hotel	January 2024	5.49%	7,138		—		7,138	1,344	18.8%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,668		—		6,668	946	14.2%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	67,391		—		67,391	8,456	12.5%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,471		—		12,471	2,370	19.0%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,922		—		24,922	3,650	14.6%
BAML Pool 3 - 3 hotels	February 2025	4.45%	53,443		—		53,443	8,531	16.0%
BAML Pool 4 - 2 hotels	February 2025	4.45%	23,850		—		23,850	3,536	14.8%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,662		—		20,662	3,014	14.6%
Unencumbered hotels			—		—		—	3,173	N/A
			$980,223		$2,784,740		$3,764,963	$479,300	12.7%

Percentage			26.0%		74.0%		100.0%

Weighted average interest rate			5.37%		5.20%		5.25%

All indebtedness is non-recourse with the exception of the secured revolving credit facility.

(1) The interest rate on this mortgage loan is subject to a LIBOR floor of 0.20%.

(2) This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(3) This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions.

(4) This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(5) Our borrowing capacity under our secured revolving credit facility is $100.0 million.

(6) Base rate, as defined in the secured revolving credit facility agreement is the greater of (i) the prime rate set by Bank of America, (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(7) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in February 2016.

(8) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(9) This loan had a $10.4 million pay down of principal related to the Springhill Suites Gaithersburg.

(10) This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions, of which the first was exercised in August 2016.

(11) Subsequent to quarter end, these loans were refinanced with a new $450 million mortgage loan with an interest rate of LIBOR + 4.55% and a two-year intial term with four one-year extension options, subject to satisfaction of certain conditions.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

September 30, 2016

(in thousands)

(unaudited)

	2016	2017		2018	2019		2020	Thereafter	Total

Secured revolving credit facility - various	$—	$—		$—	$—		$—	$—	$—
Wachovia 1 - 5 hotels	—	107,351	(1)	—	—		—	—	107,351
Wachovia 2 - 7 hotels	—	117,441	(1)	—	—		—	—	117,441
Wachovia 6 - 5 hotels	—	146,823	(1)	—	—		—	—	146,823
US Bank Indigo Atlanta - 1 hotel	—	15,583		—	—		—		15,583
Morgan Stanley Boston Back Bay - 1 hotel	—	—		94,226	—		—	—	94,226
Morgan Stanley Princeton/Nashville - 2 hotels	—	—		103,106	—		—	—	103,106
Omni American Bank Ashton - 1 hotel	—	—		—	5,168		—	—	5,168
Morgan Stanley MIP - 5 hotels	—	—		—	200,000		—	—	200,000
Morgan Stanley Pool A - 7 hotels	—	—		—	301,000		—	—	301,000
Morgan Stanley Pool B - 4 hotels	—	—		—	52,530		—	—	52,530
JPM Chase Marriott Fremont - 1 hotel	—	—		—	37,500	(1)	—	—	37,500
GACC Gateway - 1 hotel	—	—		—	—		89,886	—	89,886
BAML Pool 1 & 2 - 8 hotels	—	—		—	—		376,800	—	376,800
Cantor Commercial Real Estate Memphis - 1 hotel	—	—		—	—		33,300	—	33,300
JPM Lakeway - 1 hotel	—	—		—	—		25,100	—	25,100
BAML Le Pavillon - 1 hotel	—	—		—	—		43,750	—	43,750
Morgan Stanley - 8 hotels	—	—		—	—		144,000	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—		—	—		35,200	—	35,200
BAML W Atlanta - 1 hotel	—	—		—	—		40,500	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—		—	—		12,000	—	12,000
GACC Jacksonville RI - 1 hotel	—	—		—	—		—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—		—	—		—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—		—	—		—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—		—	—		—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—		—	—		—	44,160	44,160
BAML Pool 4 - 2 hotels	—	—		—	—		—	19,707	19,707
BAML Pool 5 - 2 hotels	—	—		—	—		—	17,073	17,073
Column Financial - 24 hotels	—	—		—	—		—	1,070,560	1,070,560
Deutsche Bank W Minneapolis - 1 hotel	—	—		—	—		—	47,711	47,711
BAML Pool - 17 hotels	—	—		—	—		—	412,500	412,500
Principal due in future periods	$—	$387,198		$197,332	$596,198		$800,536	$1,723,498	$3,704,762

Scheduled amortization payments remaining	3,080	15,787		6,644	6,970		6,914	20,806	60,201

Total indebtedness	$3,080	$402,985		$203,976	$603,168		$807,450	$1,744,304	$3,764,963

(1)          Subsequent to quarter end, these loans were refinanced with a new $450 million mortgage loan with an interest rate of LIBOR + 4.55% and a two-year intial term with four one-year extension options, subject to satisfaction of certain conditions.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

	Three Months Ended
	September 30,
	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance
ALL HOTELS:
Rooms revenue (in thousands)	$299,680	$(883)	$298,797	$293,526	$(4,472)	$289,054	2.10%	3.37%
RevPAR	$122.74	$(114.80)	$122.76	$115.84	$(44.68)	$118.76	5.96%	3.37%
Occupancy	79.46%	(80.66%)	79.45%	78.78%	(72.61%)	79.04%	0.85%	0.53%
ADR	$154.47	$(142.41)	$154.51	$147.03	$(61.53)	$150.26	5.06%	2.83%

	Nine Months Ended
	September 30,
	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance
ALL HOTELS:
Rooms revenue (in thousands)	$913,363	$(23,339)	$890,024	$783,413	$71,741	$855,154	16.59%	4.08%
RevPAR	$121.92	$(96.26)	$122.78	$117.51	$129.92	$118.46	3.76%	3.65%
Occupancy	78.51%	(82.02%)	78.39%	79.01%	67.06%	78.09%	(0.63%)	0.38%
ADR	$155.30	$(117.36)	$156.62	$148.73	$193.75	$151.68	4.42%	3.26%

NOTES:

(1)           The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)           All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)           The above information does not reflect the operations of Orlando WorldQuest Resort.

	Three Months Ended
	September 30,
	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance
ALL HOTELS
NOT UNDER RENOVATION:
Rooms revenue (in thousands)	$263,888	$(883)	$263,005	$256,313	$(4,472)	$251,841	2.96%	4.43%
RevPAR	$126.07	$(114.87)	$126.11	$117.27	$(44.68)	$120.75	7.50%	4.44%
Occupancy	80.46%	(80.66%)	80.46%	79.04%	(72.61%)	79.35%	1.80%	1.40%
ADR	$156.68	$(142.41)	$156.74	$148.37	$(61.53)	$152.18	5.60%	2.99%

	Nine Months Ended
	September 30,
	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance
ALL HOTELS
NOT UNDER RENOVATION:
Rooms revenue (in thousands)	$788,303	$(23,339)	$764,964	$667,777	$60,847	$728,624	18.05%	4.99%
RevPAR	$122.14	$(96.26)	$123.15	$116.66	$131.80	$117.79	4.70%	4.56%
Occupancy	78.68%	(82.02%)	78.54%	78.80%	65.81%	77.83%	(0.16%)	0.92%
ADR	$155.25	$(117.36)	$156.79	$148.04	$200.28	$151.34	4.87%	3.60%

NOTES:

(1)           The above comparable information assumes the 108 hotel properties owned and included in the Company’s operations at September 30, 2016, and not under renovation during the three months ended September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)           All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)           The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)           Excluded Hotels Under Renovation:

Embassy Suites Austin, Hilton Garden Inn Austin, SpringHill Suites Jacksonville, Embassy Suites Houston, The Churchill, Embassy Suites Dallas,  Embassy Suites Las Vegas, Marriott Dallas Market Center, Courtyard Bloomington, Embassy Suites Orlando, Hampton Inn Lawrenceville, Hyatt Regency Coral Gables, Courtyard Ft. Lauderdale, Crowne Plaza Annapolis, Embassy Suites Dulles, Le Pavillon New Orleans, Marriott Crystal Gateway, Marriott San Antonio

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	% Variance	2016	2015	% Variance
ALL HOTELS:
Total hotel revenue	$369,943	$362,511	2.05%	$1,143,970	$977,284	17.06%
Non-comparable adjustments	(927)	(3,725)		(25,673)	106,288
Comparable total hotel revenue	$369,016	$358,786	2.85%	$1,118,297	$1,083,572	3.20%

Hotel EBITDA	$121,975	$115,903	5.24%	$384,375	$327,567	17.34%
Non-comparable adjustments	(276)	288		(8,584)	28,622
Comparable Hotel EBITDA	$121,699	$116,191	4.74%	$375,791	$356,189	5.50%
Hotel EBITDA Margin	32.97%	31.97%	1.00%	33.60%	33.52%	0.08%
Comparable Hotel EBITDA Margin	32.98%	32.38%	0.59%	33.60%	32.87%	0.73%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$114	$102	11.76%	$270	$246	9.76%
Hotel EBITDA attributable to the Company and OP unitholders	$121,861	$115,801	5.23%	$384,105	$327,321	17.35%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$121,585	$116,089	4.73%	$375,521	$355,943	5.50%

NOTES:

(1)         The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	% Variance	2016	2015	% Variance
ALL HOTELS
NOT UNDER RENOVATION:
Total hotel revenue	$324,971	$315,039	3.15%	$984,968	$828,808	18.84%
Non-comparable adjustments	(927)	(3,725)		(25,673)	91,702
Comparable total hotel revenue	$324,044	$311,314	4.09%	$959,295	$920,510	4.21%

Hotel EBITDA	$110,555	$103,194	7.13%	$335,683	$281,982	19.04%
Non-comparable adjustments	(276)	288		(8,584)	23,954
Comparable Hotel EBITDA	$110,279	$103,482	6.57%	$327,099	$305,936	6.92%
Hotel EBITDA Margin	34.02%	32.76%	1.26%	34.08%	34.02%	0.06%
Comparable Hotel EBITDA Margin	34.03%	33.24%	0.79%	34.10%	33.24%	0.86%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$114	$102	11.76%	$270	$246	9.76%
Hotel EBITDA attributable to the Company and OP unitholders	$110,441	$103,092	7.13%	$335,413	$281,736	19.05%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$110,165	$103,380	6.56%	$326,829	$305,690	6.92%

NOTES:

(1)         The above comparable information assumes the 108 hotel properties owned and included in the Company’s operations at September 30, 2016, and not under renovation during the three months ended September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         Excluded Hotels Under Renovation:

Embassy Suites Austin, Hilton Garden Inn Austin, SpringHill Suites Jacksonville, Embassy Suites Houston, The Churchill, Embassy Suites Dallas,  Embassy Suites Las Vegas, Marriott Dallas Market Center, Courtyard Bloomington, Embassy Suites Orlando, Hampton Inn Lawrenceville, Hyatt Regency Coral Gables, Courtyard Ft. Lauderdale, Crowne Plaza Annapolis, Embassy Suites Dulles, Le Pavillon New Orleans, Marriott Crystal Gateway, Marriott San Antonio

(5)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING SEASONALITY TABLE REFLECTS THE 126 HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT SEPTEMBER 30, 2016:

	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016	2016	2016	2016	2016	2016	2016	2015	2015	2015
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter

Total Hotel Revenue	$369,943	$(927)	$369,016	$408,510	$(9,260)	$399,250	$365,517	$(15,486)	$350,031	$351,103	$(10,550)	$340,553
Hotel EBITDA	$121,975	$(276)	$121,699	$145,303	$(2,496)	$142,807	$117,096	$(5,812)	$111,284	$106,891	$(3,381)	$103,510
Hotel EBITDA Margin	32.97%	29.77%	32.98%	35.57%	26.95%	35.77%	32.04%	37.53%	31.79%	30.44%	32.05%	30.39%

EBITDA % of Total TTM	31.7%	3.2%	32.4%	29.6%	20.9%	29.8%	23.8%	48.6%	23.2%	21.8%	28.3%	21.6%

JV Interests in EBITDA	$114	$—	$114	$100	$—	$100	$56	$—	$56	$73	$—	$73

	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016
	TTM	TTM	TTM

Total Hotel Revenue	$1,495,073	$(36,223)	$1,458,850
Hotel EBITDA	$491,265	$(11,965)	$479,300
Hotel EBITDA Margin	32.86%	33.03%	32.85%

EBITDA % of Total TTM	100.0%	100.0%	100.0%

JV Interests in EBITDA	$343	$—	$343

NOTES:

(1)        The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)        All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)        The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)        See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVPAR BY MARKET

(unaudited)

			Three Months Ended September 30,
	Number of	Number of	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Atlanta, GA Area	10	1,920	$121.71	$—	$121.71	$120.67	$(190.84)	$120.30	0.9%	1.2%
Boston, MA Area	3	915	205.44	—	205.44	195.63	—	195.63	5.0%	5.0%
Dallas / Ft. Worth Area	7	1,518	106.56	—	106.56	104.60	—	104.60	1.9%	1.9%
Houston, TX Area	3	692	90.37	—	90.37	110.76	—	110.76	(18.4)%	(18.4)%
Los Angeles, CA Metro Area	8	1,900	123.15	—	123.15	102.50	—	102.50	20.1%	20.1%
Miami, FL Metro Area	3	587	93.92	—	93.92	89.96	—	89.96	4.4%	4.4%
Minneapolis - St. Paul, MN-WI Area	4	809	154.01	—	154.01	127.02	191.14	146.31	21.3%	5.3%
Nashville, TN Area	1	673	200.26	—	200.26	175.80	—	175.80	13.9%	13.9%
New York / New Jersey Metro Area	6	1,741	124.45	—	124.45	116.91	(103.35)	118.04	6.4%	5.4%
Orlando, FL Area	3	734	90.63	—	90.63	76.52	(64.45)	94.61	18.4%	(4.2)%
Philadelphia, PA Area	3	648	122.55	—	122.55	106.75	—	106.75	14.8%	14.8%
San Diego, CA Area	2	410	136.17	—	136.17	127.82	—	127.82	6.5%	6.5%
San Francisco - Oakland, CA Metro Area	6	1,368	159.59	—	159.59	158.95	—	158.95	0.4%	0.4%
Tampa, FL Area	3	680	90.64	—	90.64	83.52	—	83.52	8.5%	8.5%
Washington DC - MD - VA Area	10	2,466	124.22	—	124.22	119.40	—	119.40	4.0%	4.0%
Other Areas	54	9,395	111.65	(114.80)	111.62	111.33	(96.00)	111.45	0.3%	0.2%
Total Portfolio	126	26,456	$122.74	$(114.80)	$122.76	$115.84	$(44.68)	$118.76	6.0%	3.4%

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)              The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA BY MARKET

(unaudited)

			Three Months Ended September 30,
	Number of	Number of	Actual	Non- comparable adjustments	Comparable		Actual	Non- comparable adjustments	Comparable		Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	% of Total	2015	2015	2015	% of Total	% Variance	% Variance

Atlanta, GA Area	10	1,920	$8,688	$8	$8,696	7.1%	$7,501	$49	$7,550	6.5%	15.8%	15.2%
Boston, MA Area	3	915	8,550	—	8,550	7.0%	8,630	—	8,630	7.4%	(0.9)%	(0.9)%
Dallas / Ft. Worth Area	7	1,518	5,819	—	5,819	4.8%	5,943	—	5,943	5.1%	(2.1)%	(2.1)%
Houston, TX Area	3	692	2,278	—	2,278	1.9%	3,032	—	3,032	2.6%	(24.9)%	(24.9)%
Los Angeles, CA Metro Area	8	1,900	8,214	—	8,214	6.7%	5,538	—	5,538	4.8%	48.3%	48.3%
Miami, FL Metro Area	3	587	1,103	—	1,103	0.9%	1,167	—	1,167	1.0%	(5.5)%	(5.5)%
Minneapolis - St. Paul, MN-WI Area	4	809	5,881	—	5,881	4.8%	3,218	1,961	5,179	4.5%	82.8%	13.6%
Nashville, TN Area	1	673	6,138	—	6,138	5.0%	5,245	—	5,245	4.5%	17.0%	17.0%
New York / New Jersey Metro Area	6	1,741	7,927	3	7,930	6.5%	8,280	(537)	7,743	6.7%	(4.3)%	2.4%
Orlando, FL Area	3	734	1,591	—	1,591	1.3%	2,818	(1,042)	1,776	1.5%	(43.5)%	(10.4)%
Philadelphia, PA Area	3	648	2,645	—	2,645	2.2%	2,009	—	2,009	1.7%	31.7%	31.7%
San Diego, CA Area	2	410	2,158	—	2,158	1.8%	2,031	—	2,031	1.7%	6.3%	6.3%
San Francisco - Oakland, CA Metro Area	6	1,368	9,354	—	9,354	7.7%	9,086	—	9,086	7.8%	2.9%	2.9%
Tampa, FL Area	3	680	1,763	—	1,763	1.4%	1,316	—	1,316	1.1%	34.0%	34.0%
Washington DC - MD - VA Area	10	2,466	10,710	—	10,710	8.8%	9,860	—	9,860	8.5%	8.6%	8.6%
Other Areas	54	9,395	39,156	(287)	38,869	31.9%	40,229	(143)	40,086	34.4%	(2.7)%	(3.0)%
Total Portfolio	126	26,456	$121,975	$(276)	$121,699	100.0%	$115,903	$288	$116,191	100.0%	5.2%	4.7%

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)              The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)              See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVPAR BY MARKET

(unaudited)

			Nine Months Ended September 30,
	Number of	Number of	Actual	Non- comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Atlanta, GA Area	10	1,920	$119.68	$(98.79)	$120.59	$111.11	$137.98	$116.25	7.7%	3.7%
Boston, MA Area	3	915	171.23	—	171.23	202.50	101.12	169.95	(15.4)%	0.8%
Dallas / Ft. Worth Area	7	1,518	113.41	—	113.41	109.77	115.68	110.22	3.3%	2.9%
Houston, TX Area	3	692	104.06	—	104.06	115.49	115.98	115.54	(9.9)%	(9.9)%
Los Angeles, CA Metro Area	8	1,900	128.49	—	128.49	109.37	119.82	109.90	17.5%	16.9%
Miami, FL Metro Area	3	587	133.43	—	133.43	129.61	—	129.61	2.9%	2.9%
Minneapolis - St. Paul, MN-WI Area	4	809	132.50	—	132.50	106.77	169.32	127.92	24.1%	3.6%
Nashville, TN Area	1	673	202.65	—	202.65	185.49	149.75	177.12	9.2%	14.4%
New York / New Jersey Metro Area	6	1,741	113.60	(85.36)	114.91	114.36	64.92	110.79	(0.7)%	3.7%
Orlando, FL Area	3	734	99.67	(91.88)	106.14	92.05	(81.08)	108.50	8.3%	(2.2)%
Philadelphia, PA Area	3	648	106.99	—	106.99	96.29	—	96.29	11.1%	11.1%
San Diego, CA Area	2	410	123.42	—	123.42	117.10	—	117.10	5.4%	5.4%
San Francisco - Oakland, CA Metro Area	6	1,368	155.93	—	155.93	149.64	—	149.64	4.2%	4.2%
Tampa, FL Area	3	680	115.79	—	115.79	103.24	122.12	105.50	12.2%	9.8%
Washington DC - MD - VA Area	10	2,466	132.96	—	132.96	133.38	91.86	130.92	(0.3)%	1.6%
Other Areas	54	9,395	110.03	(126.59)	109.84	110.12	98.27	108.36	(0.1)%	1.4%
Total Portfolio	126	26,456	$121.92	$(96.26)	$122.78	$117.51	$129.92	$118.46	3.8%	3.6%

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)              The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA BY MARKET

(unaudited)

			Nine Months Ended September 30,
	Number of	Number of	Actual	Non- comparable adjustments	Comparable		Actual	Non-comparable adjustments	Comparable		Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	% of Total	2015	2015	2015	% of Total	% Variance	% Variance

Atlanta, GA Area	10	1,920	$25,397	$(646)	$24,751	6.6%	$17,219	$4,676	$21,895	6.1%	47.5%	13.0%
Boston, MA Area	3	915	19,711	—	19,711	5.2%	17,372	2,445	19,817	5.6%	13.5%	(0.5)%
Dallas / Ft. Worth Area	7	1,518	20,228	—	20,228	5.4%	17,878	1,946	19,824	5.6%	13.1%	2.0%
Houston, TX Area	3	692	8,839	—	8,839	2.4%	9,141	1,403	10,544	3.0%	(3.3)%	(16.2)%
Los Angeles, CA Metro Area	8	1,900	28,433	—	28,433	7.6%	21,540	1,427	22,967	6.4%	32.0%	23.8%
Miami, FL Metro Area	3	587	9,334	—	9,334	2.5%	8,905	—	8,905	2.5%	4.8%	4.8%
Minneapolis - St. Paul, MN-WI Area	4	809	13,047	—	13,047	3.5%	7,105	5,037	12,142	3.4%	83.6%	7.5%
Nashville, TN Area	1	673	19,728	—	19,728	5.2%	13,064	2,975	16,039	4.5%	51.0%	23.0%
New York / New Jersey Metro Area	6	1,741	23,806	(756)	23,050	6.1%	22,505	161	22,666	6.4%	5.8%	1.7%
Orlando, FL Area	3	734	13,036	(5,624)	7,412	2.0%	15,443	(7,598)	7,845	2.2%	(15.6)%	(5.5)%
Philadelphia, PA Area	3	648	6,514	—	6,514	1.7%	5,315	—	5,315	1.5%	22.6%	22.6%
San Diego, CA Area	2	410	5,868	—	5,868	1.6%	5,289	—	5,289	1.5%	10.9%	10.9%
San Francisco - Oakland, CA Metro Area	6	1,368	26,655	—	26,655	7.1%	24,878	—	24,878	7.0%	7.1%	7.1%
Tampa, FL Area	3	680	9,242	—	9,242	2.5%	6,671	1,262	7,933	2.2%	38.5%	16.5%
Washington DC - MD - VA Area	10	2,466	36,831	—	36,831	9.8%	34,487	1,123	35,610	10.0%	6.8%	3.4%
Other Areas	54	9,395	117,706	(1,558)	116,148	30.9%	100,755	13,765	114,520	32.2%	16.8%	1.4%
Total Portfolio	126	26,456	$384,375	$(8,584)	$375,791	100.0%	$327,567	$28,622	$356,189	100.0%	17.3%	5.5%

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)              The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)              See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

September 30, 2016

(in thousands except share price)

(unaudited)

September 30,
2016
End of quarter common shares outstanding	96,179
Partnership units outstanding (common share equivalents)*	20,586
Combined common shares and partnership units outstanding	116,765
Common stock price at quarter end	$5.89
Market capitalization at quarter end	$687,744
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series F preferred stock	$120,000
Debt on balance sheet date	$3,764,963
Joint venture partner’s share of consolidated debt	$(2,071)
Net working capital (see below)	$(400,805)
Total enterprise value (TEV)	$4,447,979

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$47.65
Market value of Ashford Inc. investment	$28,502

Cash and cash equivalents	$256,697
Restricted cash	$150,883
Accounts receivable, net	$61,519
Prepaid expenses	$23,441
Investment in securities investment fund	$52,675
Due from affiliates, net	$(10,983)
Due from third-party hotel managers, net	$12,968
Market value of Ashford Inc. investment	$28,502
Total current assets	$575,702

Accounts payable, net & accrued expenses	$152,350
Dividends payable	22,547
Total current liabilities	$174,897

Net working capital**	$400,805

* Total units outstanding = 21.70 million; impacted by current conversion factor.

** Includes the Company’s pro rata share of net working capital in joint ventures.

Ashford Hospitality Trust, Inc. and Subsidiaries

Anticipated Capital Expenditures Calendar (a)

		2016
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Embassy Suites Austin	150	x	x	x
Hilton Garden Inn Austin	254	x	x	x
SpringHill Suites Jacksonville	102	x	x	x
Courtyard Boston Billerica	210	x	x
Courtyard Irvine Foothill Ranch	156	x	x
Residence Inn Fairfax	159	x	x
SpringHill Suites Gaithersburg	162	x	x
The Ashton	39	x	x
Towneplace Suites Manhattan Beach	144	x	x
Embassy Suites Houston	150	x		x	x
The Churchill	173	x		x	x
Courtyard Oakland Airport	156	x
Hilton Santa Fe	158	x
Renaissance Nashville	673	x
Westin Princeton	296	x
Embassy Suites Dallas	150		x	x	x
Embassy Suites Las Vegas	220		x	x	x
Marriott Dallas Market Center	265		x	x	x
Courtyard Bloomington	117		x	x
Embassy Suites Orlando	174		x	x
Hampton Inn Lawrenceville	85		x	x
Hyatt Regency Coral Gables	253		x	x
Embassy Suites Philadelphia	263		x
Courtyard Ft. Lauderdale	174			x	x
Crowne Plaza Annapolis	196			x	x
Embassy Suites Dulles	150			x	x
Le Pavillon New Orleans	226			x	x
Marriott Crystal Gateway	697			x	x
Marriott San Antonio Plaza	251			x	x
Courtyard Basking Ridge	235				x
Courtyard Columbus	90				x
Hampton Inn Parsippany	152				x
Hilton Boston Back Bay	390				x
Hilton Garden Inn Virginia Beach	176				x
Hilton St. Petersburg	333				x
Hyatt Regency Savannah	351				x
Marriott Omaha	300				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2016 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	2016	2016	2016	2015	September 30, 2016
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM

Net income	$55,743	$106,459	$53,017	$43,305	$258,524
Income from consolidated entities attributable to noncontrolling interests	(45)	(35)	9	(8)	(79)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—
Net income attributable to the Company	55,698	106,424	53,026	43,297	258,445
Non-property adjustments	3,591	(23,094)	114	—	(19,389)
Interest Income	(11)	(12)	(11)	(9)	(43)
Interest expense	479	469	467	456	1,871
Amortization of loan cost	121	119	118	116	474
Depreciation and amortization	60,020	59,922	61,978	60,996	242,916
Income tax expense	15	19	26	118	178
Non-Hotel EBITDA ownership expense	2,017	1,421	1,387	1,909	6,734
(Income) loss from consolidated entities attributable to noncontrolling interests	45	35	(9)	8	79

Hotel EBITDA including amounts attributable to noncontrolling interest	121,975	145,303	117,096	106,891	491,265

Non-comparable adjustments	(276)	(2,496)	(5,812)	(3,381)	(11,965)
Comparable Hotel EBITDA	$121,699	$142,807	$111,284	$103,510	$479,300

NOTES:

(1)   The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016,were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended September 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$53,631	$2,112	$55,743	$241	$(81,122)	$(25,138)
Income from consolidated entities attributable to noncontrolling interests	(45)	—	(45)	—	29	(16)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,151	4,151
Net income (loss) attributable to the Company	53,586	2,112	55,698	241	(76,942)	(21,003)
Non-property adjustments	3,591	—	3,591	—	(3,591)	—
Interest income	(11)	—	(11)	—	(81)	(92)
Interest expense	479	—	479	—	49,634	50,113
Amortization of loan cost	121	—	121	—	5,528	5,649
Depreciation and amortization	50,980	9,040	60,020	101	49	60,170
Income tax expense (benefit)	15	—	15	—	(31)	(16)
Non-Hotel EBITDA ownership expense	1,749	268	2,017	51	(2,068)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	45	—	45	—	(45)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	110,555	11,420	121,975	393	(27,547)	94,821
Less: EBITDA adjustments attributable to non-controlling interest	(69)	—	(69)	—	(23)	(92)
Income from consolidated entities attributable to noncontrolling interests	(45)	—	(45)	—	45	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(4,151)	(4,151)
Equity in loss of unconsolidated entities	—	—	—	—	85	85
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	165	165
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—

Hotel EBITDA attributable to the Company and OP unitholders	$110,441	$11,420	$121,861	$393	$(31,426)	$90,828

Non-comparable adjustments	(276)	—	(276)
Comparable Hotel EBITDA	$110,279	$11,420	$121,699

NOTES:

(1)         The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended June 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$95,541	$10,918	$106,459	$383	$(71,707)	$35,135
Income from consolidated entities attributable to noncontrolling interests	(35)	—	(35)	—	29	(6)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(4,376)	(4,376)
Net income (loss) attributable to the Company	95,506	10,918	106,424	383	(76,054)	30,753
Non-property adjustments	(23,094)	—	(23,094)	—	23,094	—
Interest income	(11)	(1)	(12)	—	(62)	(74)
Interest expense	469	—	469	—	49,820	50,289
Amortization of loan cost	119	—	119	—	6,054	6,173
Depreciation and amortization	51,852	8,070	59,922	109	48	60,079
Income tax expense (benefit)	19	—	19	—	584	603
Non-Hotel EBITDA ownership expense	1,510	(89)	1,421	2	(1,423)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	35	—	35	—	(35)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	126,405	18,898	145,303	494	2,026	147,823
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	(28)	(93)
Income from consolidated entities attributable to noncontrolling interests	(35)	—	(35)	—	39	4
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	4,376	4,376
Equity in loss of unconsolidated entities	—	—	—	—	355	355
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	(487)	(487)
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—

Hotel EBITDA attributable to the Company and OP unitholders	$126,305	$18,898	$145,203	$494	$6,281	$151,978

Non-comparable adjustments	(2,496)	—	(2,496)
Comparable Hotel EBITDA	$123,909	$18,898	$142,807

NOTES:

(1)         The above comparable information assumes the 126 hotel properties owned and included in the Company's operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended March 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$42,456	$10,561	$53,017	$447	$(65,603)	$(12,139)
Income from consolidated entities attributable to noncontrolling interests	9	—	9	—	29	38
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	2,112	2,112
Net income (loss) attributable to the Company	42,465	10,561	53,026	447	(63,462)	(9,989)
Non-property adjustments	—	114	114	—	(114)	—
Interest income	(9)	(2)	(11)	—	(52)	(63)
Interest expense	467	—	467	—	49,298	49,765
Amortization of loan cost	118	—	118	—	6,060	6,178
Depreciation and amortization	54,332	7,646	61,978	135	49	62,162
Income tax expense (benefit)	26	—	26	—	603	629
Non-Hotel EBITDA ownership expense	1,333	54	1,387	(1)	(1,386)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	(9)	—	(9)	—	9	—
Hotel EBITDA including amounts attributable to noncontrolling interest	98,723	18,373	117,096	581	(8,995)	108,682
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	(30)	(95)
Income from consolidated entities attributable to noncontrolling interests	9	—	9	—	(5)	4
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(2,112)	(2,112)
Equity in loss of unconsolidated entities	—	—	—	—	519	519
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	115	115
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$98,667	$18,373	$117,040	$581	$(10,508)	$107,113

Non-comparable adjustments	(5,812)	—	(5,812)
Comparable Hotel EBITDA	$92,911	$18,373	$111,284

NOTES:

(1)            The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)            All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended December 31, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$35,501	$7,804	$43,305	$108	$(69,540)	$(26,127)
Income from consolidated entities attributable to noncontrolling interests	(8)	—	(8)	—	30	22
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,113	4,113
Net income (loss) attributable to the Company	35,493	7,804	43,297	108	(65,397)	(21,992)
Non-property adjustments	—	—	—	—	—	—
Interest income	(7)	(2)	(9)	—	(14)	(23)
Interest expense	456	—	456	—	47,296	47,752
Amortization of loan cost	116	—	116	—	5,657	5,773
Depreciation and amortization	54,002	6,994	60,996	145	48	61,189
Income tax expense (benefit)	118	—	118	—	(43)	75
Non-Hotel EBITDA ownership expense	1,759	150	1,909	(1)	(1,908)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	8	—	8	—	(8)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	91,945	14,946	106,891	252	(14,369)	92,774
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	(24)	(89)
(Income) loss from consolidated entities attributable to noncontrolling interests	(8)	—	(8)		8	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(4,113)	(4,113)
Equity in loss of unconsolidated entities	—	—	—	—	(759)	(759)
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	846	846
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—

Hotel EBITDA attributable to the Company and OP unitholders	$91,872	$14,946	$106,818	$252	$(18,411)	$88,659

Non-comparable adjustments	(3,381)	—	(3,381)
Comparable Hotel EBITDA	$88,564	$14,946	$103,510

NOTES:

(1)         The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended September 30, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$48,862	$6,234	$55,096	$220	$(74,827)	$(19,511)
Income from consolidated entities attributable to noncontrolling interests	(33)	—	(33)	—	30	(3)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	3,193	3,193
Net income (loss) attributable to the Company	48,829	6,234	55,063	220	(71,604)	(16,321)
Non-property adjustments	—	—	—	—	—	—
Interest income	(9)	(1)	(10)	—	(11)	(21)
Interest expense	455	—	455	—	46,112	46,567
Amortization of loan cost	114	—	114	—	5,178	5,292
Depreciation and amortization	52,020	6,532	58,552	139	50	58,741
Income tax expense (benefit)	60	—	60	—	1,661	1,721
Non-Hotel EBITDA ownership expense	1,692	(56)	1,636	5	(1,641)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	33	—	33	—	(33)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	103,194	12,709	115,903	364	(20,288)	95,979
Less: EBITDA adjustments attributable to non-controlling interest	(69)	—	(69)	—	(20)	(89)
(Income) loss from consolidated entities attributable to noncontrolling interests	(33)	—	(33)		33	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(3,193)	(3,193)
Equity in loss of unconsolidated entities	—	—	—	—	437	437
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	680	680
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	509	509

Hotel EBITDA attributable to the Company and OP unitholders	$103,092	$12,709	$115,801	$364	$(21,842)	$94,323

Non-comparable adjustments	288	—	288
Comparable Hotel EBITDA	$103,482	$12,709	$116,191

NOTES:

(1)         The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Nine months Ended September 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$191,628	$23,592	$215,220	$1,071	$(218,433)	$(2,142)
Income from consolidated entities attributable to noncontrolling interests	(72)	—	(72)	—	88	16
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	1,887	1,887
Net income (loss) attributable to the Company	191,556	23,592	215,148	1,071	(216,458)	(239)
Non-property adjustments	(19,503)	114	(19,389)	—	19,389	—
Interest income	(32)	(3)	(35)	—	(194)	(229)
Interest expense	1,414	—	1,414	—	148,753	150,167
Amortization of loan cost	359	—	359	—	17,641	18,000
Depreciation and amortization	157,164	24,756	181,920	346	145	182,411
Income tax expense (benefit)	60	—	60	—	1,156	1,216
Non-Hotel EBITDA ownership expense	4,593	233	4,826	55	(4,881)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	72	—	72	—	(72)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	335,683	48,692	384,375	1,472	(34,521)	351,326
Less: EBITDA adjustments attributable to non-controlling interest	(198)	—	(198)	—	(75)	(273)
Income from consolidated entities attributable to noncontrolling interests	(72)	—	(72)	—	72	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(1,887)	(1,887)
Equity in loss of unconsolidated entities	—	—	—	—	959	959
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	(207)	(207)
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$335,413	$48,692	$384,105	$1,472	$(35,659)	$349,918

Non-comparable adjustments	(8,584)	—	(8,584)
Comparable Hotel EBITDA	$327,099	$48,692	$375,791

NOTES:

(1)         The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Nine months Ended September 30, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$125,039	$28,747	$153,786	$1,005	$177,748	$332,539
Income from consolidated entities attributable to noncontrolling interests	(82)	—	(82)	—	90	8
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(39,616)	(39,616)
Net income (loss) attributable to the Company	124,957	28,747	153,704	1,005	138,222	292,931
Non-property adjustments	21,079	—	21,079	—	(21,079)	—
Interest income	(23)	(2)	(25)	—	(42)	(67)
Interest expense	924	—	924	—	120,158	121,082
Amortization of loan cost	226	—	226	—	12,681	12,907
Depreciation and amortization	131,362	17,291	148,653	419	149	149,221
Income tax expense (benefit)	60	—	60	—	4,575	4,635
Non-Hotel EBITDA ownership expense	3,315	(451)	2,864	7	(2,871)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	82	—	82	—	(82)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	281,982	45,585	327,567	1,431	251,711	580,709
Less: EBITDA adjustments attributable to non-controlling interest	(164)	—	(164)	—	(78)	(242)
(Income) loss from consolidated entities attributable to noncontrolling interests	(82)	—	(82)		82	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	39,616	39,616
Equity in loss of unconsolidated entities	—	—	—	—	4,204	4,204
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	(13)	(13)
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	7,640	7,640
Company’s portion of EBITDA of Highland JV	—	—	—	—	11,982	11,982
Hotel EBITDA attributable to the Company and OP unitholders	$281,736	$45,585	$327,321	$1,431	$315,144	$643,896

Non-comparable adjustments	23,954	4,668	28,622
Comparable Hotel EBITDA	$305,936	$50,253	$356,189

NOTES:

(1)         The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Twelve Months Ended September 30, 2016
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels
Net income (loss)	$20,040	$2,302	$5,321	$23,721	$11,573	$(437)	$49,729	$10,582	$9,937	$28,927	$9,400	$(102)	$(195)	$577	$1,918	$2,225	$1,934	$22,477
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	20,040	2,302	5,321	23,721	11,573	(437)	49,729	10,582	9,937	28,927	9,400	(102)	(195)	577	1,918	2,225	1,934	22,477
Non-property adjustments	—	—	—	—	—	—	—	—	—	(22,920)	—	—	114	—	—	—	—	—
Interest income	(1)	—	—	(16)	—	—	—	(1)	(2)	—	(8)	—	—	—	—	—	—	(6)
Interest expense	—	—	—	4	—	1,807	—	—	—	—	—	—	—	—	60	—	—	—
Amortization of loan cost	—	—	—	—	—	474	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	18,144	4,345	2,972	20,349	11,992	1,840	65,032	6,696	8,140	4,097	9,656	2,224	2,632	1,327	10,149	1,820	2,872	24,365
Income tax expense	—	9	—	—	—	—	—	59	24	—	—	—	—	—	—	—	—	7
Non-Hotel EBITDA ownership expense	383	205	89	378	355	15	1,899	19	13	499	215	71	279	138	416	15	131	1,839
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	38,566	6,861	8,382	44,436	23,920	3,699	116,660	17,355	18,112	10,603	19,263	2,193	2,830	2,042	12,543	4,060	4,937	48,682

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(10,603)	—	—	—	99	—	—	—	—

Comparable Hotel EBITDA	$38,566	$6,861	$8,382	$44,436	$23,920	$3,699	$116,660	$17,355	$18,112	$—	$19,263	$2,193	$2,830	$2,141	$12,543	$4,060	$4,937	$48,682

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$8,561	$17,368	$2,946	$751	$598	$10,121	$2,977	$574	$432	$174	$5,781	$1,857	$2,417	$4,696	$2,102	$1,978	$(4,738)	$258,524
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(62)	(18)	—	—	—	—	—	—	1	(79)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	8,561	17,368	2,946	751	598	10,121	2,977	574	370	156	5,781	1,857	2,417	4,696	2,102	1,978	(4,737)	258,445
Non-property adjustments	—	—	(1,622)	—	—	—	—	—	—	—	—	—	—	—	—	—	5,039	(19,389)
Interest income	—	—	—	—	—	(2)	—	—	—	—	—	—	—	(4)	—	—	(3)	(43)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,871
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	474
Depreciation and amortization	5,712	11,432	909	729	410	6,355	2,922	924	879	681	2,610	467	1,178	3,778	1,424	1,022	2,832	242,916
Income tax expense	—	(4)	—	—	—	—	—	—	—	83	—	—	—	—	—	—	—	178
Non-Hotel EBITDA ownership expense	246	75	37	122	9	(1,198)	11	126	33	8	65	46	55	61	10	14	55	6,734
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	62	18	—	—	—	—	—	—	(1)	79
Hotel EBITDA including amounts attributable to noncontrolling interest	14,519	28,871	2,270	1,602	1,017	15,276	5,910	1,624	1,344	946	8,456	2,370	3,650	8,531	3,536	3,014	3,185	491,265

Non-comparable adjustments	—	—	(2,270)	—	—	—	821	—	—	—	—	—	—	—	—	—	(12)	(11,965)

Comparable Hotel EBITDA	$14,519	$28,871	$—	$1,602	$1,017	$15,276	$6,731	$1,624	$1,344	$946	$8,456	$2,370	$3,650	$8,531	$3,536	$3,014	$3,173	$479,300

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2016
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels

Net income (loss)	$4,574	$794	$1,735	$6,679	$4,976	$(265)	$10,833	$2,586	$2,792	$(120)	$2,311	$552	$(723)	$247	$716	$761	$675	$4,542
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	4,574	794	1,735	6,679	4,976	(265)	10,833	2,586	2,792	(120)	2,311	552	(723)	247	716	761	675	4,542
Non-property adjustments	—	—	—	—	—	—	—	—	—	174	—	—	—	—	—	—	—	—
Interest income	—	—	—	(4)	—	—	—	(1)	(1)	—	(2)	—	—	—	—	—	—	(2)
Interest expense	—	—	—	1	—	463	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	121	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,684	1,217	557	5,166	3,050	466	15,832	1,656	2,035	—	2,542	583	682	348	2,664	468	725	6,379
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	20	(24)	81	40	94	4	1,395	(16)	58	(64)	(28)	19	2	3	90	12	34	266
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	9,278	1,987	2,373	11,882	8,120	789	28,060	4,225	4,884	(10)	4,823	1,154	(39)	598	3,485	1,241	1,434	11,185

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	10	—	—	—	—	—	—	—	—

Comparable Hotel EBITDA	$9,278	$1,987	$2,373	$11,882	$8,120	$789	$28,060	$4,225	$4,884	$—	$4,823	$1,154	$(39)	$598	$3,485	$1,241	$1,434	$11,185

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$3,356	$4,015	$1,843	$497	$69	$1,612	$1,641	$82	$191	$129	$798	$586	$681	$875	$192	$462	$(4,951)	$55,743
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(28)	(17)	—	—	—	—	—	—	—	(45)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,356	4,015	1,843	497	69	1,612	1,641	82	163	112	798	586	681	875	192	462	(4,951)	55,698
Non-property adjustments	—	—	(1,622)	—	—	—	—	—	—	—	—	—	—	—	—	—	5,039	3,591
Interest income	—	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	—	(11)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	479
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	121
Depreciation and amortization	1,441	2,843	61	199	113	1,832	831	228	223	171	684	109	332	953	—	238	708	60,020
Income tax expense	—	—	—	—	—	—	—	—	—	15	—	—	—	—	—	—	—	15
Non-Hotel EBITDA ownership expense	114	54	4	30	9	(332)	3	54	28	2	9	6	15	7	(17)	6	39	2,017
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	28	17	—	—	—	—	—	—	—	45
Hotel EBITDA including amounts attributable to noncontrolling interest	4,911	6,912	286	726	191	3,112	2,475	364	442	317	1,491	701	1,028	1,834	175	706	835	121,975

Non-comparable adjustments	—	—	(286)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(276)

Comparable Hotel EBITDA	$4,911	$6,912	$—	$726	$191	$3,112	$2,475	$364	$442	$317	$1,491	$701	$1,028	$1,834	$175	$706	$835	$121,699

NOTES:

(1)

The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)

All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30, 2016
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels

Net income (loss)	$6,771	$1,041	$1,381	$6,859	$4,066	$(101)	$20,212	$2,899	$2,899	$24,224	$3,325	$428	$17	$144	$1,120	$637	$580	$7,260
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,771	1,041	1,381	6,859	4,066	(101)	20,212	2,899	2,899	24,224	3,325	428	17	144	1,120	637	580	7,260
Non-property adjustments	—	—	—	—	—	—	—	—	—	(23,094)	—	—	—	—	—	—	—	—
Interest income	—	—	—	(6)	—	—	—	—	(1)	—	(2)	—	—	—	—	—	—	(1)
Interest expense	—	—	—	1	—	453	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	119	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,581	975	813	5,109	3,014	462	15,585	1,727	2,055	380	2,383	578	613	347	2,565	460	724	6,179
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	55	(29)	3	58	42	4	243	(31)	(36)	373	44	16	174	7	83	3	25	473
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,407	1,987	2,197	12,021	7,122	937	36,040	4,595	4,917	1,883	5,750	1,022	804	498	3,783	1,100	1,329	13,911

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(1,883)	—	—	—	—	—	—	—	—

Comparable Hotel EBITDA	$11,407	$1,987	$2,197	$12,021	$7,122	$937	$36,040	$4,595	$4,917	$—	$5,750	$1,022	$804	$498	$3,783	$1,100	$1,329	$13,911

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$3,361	$7,109	$314	$145	$175	$3,912	$1,183	$236	$158	$96	$1,535	$567	$746	$1,221	$682	$643	$614	$106,459
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(23)	(12)	—	—	—	—	—	—	—	(35)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,361	7,109	314	145	175	3,912	1,183	236	135	84	1,535	567	746	1,221	682	643	614	106,424
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(23,094)
Interest income	—	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	(1)	(12)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	469
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	119
Depreciation and amortization	1,509	2,768	287	178	109	1,618	819	232	221	171	654	112	307	941	321	257	868	59,922
Income tax expense	—	—	—	—	—	—	—	—	—	19	—	—	—	—	—	—	—	19
Non-Hotel EBITDA ownership expense	23	8	13	78	(1)	(331)	2	15	2	2	39	18	16	7	18	5	—	1,421
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	23	12	—	—	—	—	—	—	—	35
Hotel EBITDA including amounts attributable to noncontrolling interest	4,893	9,885	614	401	283	5,199	2,004	483	381	288	2,228	697	1,069	2,168	1,021	905	1,481	145,303

Non-comparable adjustments	—	—	(614)	—	—	—	—	—	—	—	—	—	—	—	—	—	1	(2,496)

Comparable Hotel EBITDA	$4,893	$9,885	$—	$401	$283	$5,199	$2,004	$483	$381	$288	$2,228	$697	$1,069	$2,168	$1,021	$905	$1,482	$142,807

NOTES:

(1)   The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

Three Months Ended March 31, 2016
Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels

Net income (loss)	$5,352	$449	$1,362	$5,593	$987	$94	$9,742	$2,981	$2,691	$3,204	$2,040	$(642)	$237	$188	$(183)	$211	$404	$6,692
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	5,352	449	1,362	5,593	987	94	9,742	2,981	2,691	3,204	2,040	(642)	237	188	(183)	211	404	6,692
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	114	—	—	—	—	—
Interest income	—	—	—	(4)	—	—	—	—	—	—	(2)	—	—	—	—	—	—	(1)
Interest expense	—	—	—	1	—	451	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	118	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,522	1,061	807	5,077	2,972	457	16,476	1,652	2,012	1,875	2,382	549	689	343	2,479	451	713	6,014
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	211	79	2	259	35	3	145	68	(50)	76	24	(2)	70	48	78	1	4	427
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,085	1,589	2,171	10,926	3,994	1,123	26,363	4,701	4,653	5,155	4,444	(95)	1,110	579	2,389	663	1,121	13,132

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(5,155)	—	—	—	—	—	—	—	—

Comparable Hotel EBITDA	$10,085	$1,589	$2,171	$10,926	$3,994	$1,123	$26,363	$4,701	$4,653	$—	$4,444	$(95)	$1,110	$579	$2,389	$663	$1,121	$13,132

Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$(42)	$3,107	$369	$53	$157	$2,075	$(26)	$240	$12	$(53)	$2,215	$421	$526	$1,693	$1,233	$481	$(846)	$53,017
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(1)	10	—	—	—	—	—	—	—	9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	(42)	3,107	369	53	157	2,075	(26)	240	11	(43)	2,215	421	526	1,693	1,233	481	(846)	53,026
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	(2)	(11)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	467
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	118
Depreciation and amortization	1,378	2,924	278	177	103	1,552	815	231	217	170	640	117	280	941	554	262	808	61,978
Income tax expense	—	—	—	—	—	—	—	—	—	26	—	—	—	—	—	—	—	26
Non-Hotel EBITDA ownership expense	115	(7)	10	1	—	(294)	5	19	2	2	—	5	14	17	5	3	12	1,387
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	1	(10)	—	—	—	—	—	—	—	(9)
Hotel EBITDA including amounts attributable to noncontrolling interest	1,451	6,024	657	231	260	3,332	794	490	231	145	2,855	543	820	2,650	1,792	746	(28)	117,096

Non-comparable adjustments	—	—	(657)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,812)

Comparable Hotel EBITDA	$1,451	$6,024	$—	$231	$260	$3,332	$794	$490	$231	$145	$2,855	$543	$820	$2,650	$1,792	$746	$(28)	$111,284

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2015
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels
Net income (loss)	$3,343	$18	$843	$4,590	$1,544	$(165)	$8,942	$2,116	$1,555	$1,619	$1,724	$(440)	$274	$(2)	$265	$616	$275	$3,983
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,343	18	843	4,590	1,544	(165)	8,942	2,116	1,555	1,619	1,724	(440)	274	(2)	265	616	275	3,983
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	—	(2)	—	—	—	—	—	—	(2)	—	—	—	—	—	—	(2)
Interest expense	—	—	—	1	—	440	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	116	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,357	1,092	795	4,997	2,956	455	17,139	1,661	2,038	1,842	2,349	514	648	289	2,441	441	710	5,793
Income tax expense	—	9	—	—	—	—	—	59	24	—	—	—	—	—	—	—	—	7
Non-Hotel EBITDA ownership expense	97	179	3	21	184	4	116	(2)	41	114	175	38	33	80	165	(1)	68	673
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,796	1,298	1,641	9,607	4,684	850	26,197	3,834	3,658	3,575	4,246	112	955	367	2,886	1,056	1,053	10,454

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(3,575)	—	—	—	99	—	—	—	—

Comparable Hotel EBITDA	$7,796	$1,298	$1,641	$9,607	$4,684	$850	$26,197	$3,834	$3,658	$—	$4,246	$112	$955	$466	$2,886	$1,056	$1,053	$10,454

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$1,886	$3,137	$420	$56	$197	$2,522	$179	$16	$71	$2	$1,233	$283	$464	$907	$(5)	$392	$445	$43,305
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(10)	1	—	—	—	—	—	—	1	(8)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	1,886	3,137	420	56	197	2,522	179	16	61	3	1,233	283	464	907	(5)	392	446	43,297
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	—	(9)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	456
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	116
Depreciation and amortization	1,384	2,897	283	175	85	1,353	457	233	218	169	632	129	259	943	549	265	448	60,996
Income tax expense	—	(4)	—	—	—	—	—	—	—	23	—	—	—	—	—	—	—	118
Non-Hotel EBITDA ownership expense	(6)	20	10	13	1	(241)	1	38	1	2	17	17	10	30	4	—	4	1,909
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	10	(1)	—	—	—	—	—	—	(1)	8
Hotel EBITDA including amounts attributable to noncontrolling interest	3,264	6,050	713	244	283	3,633	637	287	290	196	1,882	429	733	1,879	548	657	897	106,891

Non-comparable adjustments	—	—	(713)	—	—	—	821	—	—	—	—	—	—	—	—	—	(13)	(3,381)

Comparable Hotel EBITDA	$3,264	$6,050	$—	$244	$283	$3,633	$1,458	$287	$290	$196	$1,882	$429	$733	$1,879	$548	$657	$884	$103,510

NOTES:

(1)  The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis- St. Paul, MN- WI Area	Nashville, TN Area	New York/ New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$4,898	$4,998	$3,198	$528	$3,911	$(444)	$3,398	$3,713	$3,404	$541	$1,252	$1,101	$7,020	$558	$437	$17,230	$55,743
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(45)	(45)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	4,898	4,998	3,198	528	3,911	(444)	3,398	3,713	3,404	541	1,252	1,101	7,020	558	437	17,185	55,698
Non-property adjustments	15	—	—	—	—	—	—	—	—	—	—	—	—	—	5,039	(1,463)	3,591
Interest income	—	—	—	—	—	—	—	—	(2)	(1)	—	—	(1)	—	(2)	(5)	(11)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	479	479
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	121	121
Depreciation and amortization	3,650	3,399	2,781	1,713	4,307	1,474	2,462	2,382	4,371	1,038	1,398	1,050	2,200	1,106	5,442	21,247	60,020
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15	15
Non-Hotel EBITDA ownership expense	125	153	(160)	37	(4)	73	21	43	154	13	(5)	7	135	99	(206)	1,532	2,017
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	45
Hotel EBITDA including amounts attributable to noncontrolling interest	8,688	8,550	5,819	2,278	8,214	1,103	5,881	6,138	7,927	1,591	2,645	2,158	9,354	1,763	10,710	39,156	121,975

Non-comparable adjustments	8	—	—	—	—	—	—	—	3	—	—	—	—	—	—	(287)	(276)

Comparable Hotel EBITDA	$8,696	$8,550	$5,819	$2,278	$8,214	$1,103	$5,881	$6,138	$7,930	$1,591	$2,645	$2,158	$9,354	$1,763	$10,710	$38,869	$121,699

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2015
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN-WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$3,361	$5,614	$2,894	$1,323	$659	$(325)	$1,639	$3,075	$3,655	$741	$693	$980	$6,720	$(321)	$5,219	$19,169	$55,096
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(33)	(33)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	3,361	5,614	2,894	1,323	659	(325)	1,639	3,075	3,655	741	693	980	6,720	(321)	5,219	19,136	55,063
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	(1)	(1)	—	—	(2)	(1)	—	—	—	—	(4)	(1)	(10)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	455	455
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114	114
Depreciation and amortization	4,007	2,888	2,950	1,710	4,708	1,254	1,571	2,110	4,598	2,054	1,248	1,047	2,356	1,448	4,860	19,743	58,552
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	60	60
Non-Hotel EBITDA ownership expense	133	128	99	(1)	172	239	8	60	29	24	68	4	10	189	(215)	689	1,636
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	33	33
Hotel EBITDA including amounts attributable to noncontrolling interest	7,501	8,630	5,943	3,032	5,538	1,167	3,218	5,245	8,280	2,818	2,009	2,031	9,086	1,316	9,860	40,229	115,903

Non-comparable adjustments	49		—	—	—	—	1,961	—	(537)	(1,042)	—	—	—	—	—	(143)	288

Comparable Hotel EBITDA	$7,550	$8,630	$5,943	$3,032	$5,538	$1,167	$5,179	$5,245	$7,743	$1,776	$2,009	$2,031	$9,086	$1,316	$9,860	$40,086	$116,191

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Nine Months Ended September 30, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income (loss)	$17,848	$9,473	$11,894	$3,555	$14,554	$4,739	$5,672	$12,749	$15,539	$21,641	$2,412	$2,686	$19,204	$5,521	$16,689	$51,044	$215,220
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(72)	(72)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	17,848	9,473	11,894	3,555	14,554	4,739	5,672	12,749	15,539	21,641	2,412	2,686	19,204	5,521	16,689	50,972	215,148
Non-property adjustments	(4,001)	—	—	—	—	—	—	—	(5,482)	(13,438)	—	—	—	—	5,039	(1,507)	(19,389)
Interest income	—	—	(1)	—	(1)	(1)	(1)	—	(6)	(5)	—	(1)	(5)	—	(7)	(7)	(35)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,414	1,414
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	359	359
Depreciation and amortization	11,134	9,913	8,444	5,179	13,932	4,183	7,331	6,938	13,415	4,546	4,096	3,150	7,162	3,537	15,790	63,170	181,920
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	60	60
Non-Hotel EBITDA ownership expense	416	325	(109)	105	(52)	413	45	41	340	292	6	33	294	184	(680)	3,173	4,826
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	72	72
EBITDA including amounts attributable to noncontrolling interest	25,397	19,711	20,228	8,839	28,433	9,334	13,047	19,728	23,806	13,036	6,514	5,868	26,655	9,242	36,831	117,706	384,375

Non-comparable adjustments	(646)	—	—	—	—	—	—	—	(756)	(5,624)	—	—	—	—	—	(1,558)	(8,584)

Comparable Hotel EBITDA	$24,751	$19,711	$20,228	$8,839	$28,433	$9,334	$13,047	$19,728	$23,050	$7,412	$6,514	$5,868	$26,655	$9,242	$36,831	$116,148	$375,791

NOTES:

(1)

The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)

All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Nine Months Ended September 30, 2015
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$8,242	$11,249	$9,665	$4,499	$8,609	$5,074	$2,877	$7,963	$11,188	$9,217	$1,543	$2,139	$17,918	$2,769	$19,296	$31,538	$153,786
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(82)	(82)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	8,242	11,249	9,665	4,499	8,609	5,074	2,877	7,963	11,188	9,217	1,543	2,139	17,918	2,769	19,296	31,456	153,704
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,817	18,262	21,079
Interest income	—	—	(1)	—	(2)	(1)	(1)	—	(5)	(3)	—	—	(1)	—	(8)	(3)	(25)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	924	924
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	226	226
Depreciation and amortization	8,809	5,954	8,055	4,406	12,731	3,530	4,222	4,804	11,264	5,971	3,602	3,145	6,927	3,646	13,184	48,403	148,653
Income tax expense	—	—	—	—	—	—	—	3	—	—	—	—	—	—	—	57	60
Non-Hotel EBITDA ownership expense	168	169	159	236	202	302	7	294	58	258	170	5	34	256	(802)	1,348	2,864
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	82	82
Hotel EBITDA including amounts attributable to noncontrolling interest	17,219	17,372	17,878	9,141	21,540	8,905	7,105	13,064	22,505	15,443	5,315	5,289	24,878	6,671	34,487	100,755	327,567

Non-comparable adjustments	4,676	2,445	1,946	1,403	1,427	—	5,037	2,975	161	(7,598)	—	—	—	1,262	1,123	13,765	28,622

Comparable Hotel EBITDA	$21,895	$19,817	$19,824	$10,544	$22,967	$8,905	$12,142	$16,039	$22,666	$7,845	$5,315	$5,289	$24,878	$7,933	$35,610	$114,520	$356,189

NOTES:

(1)              The above comparable information assumes the 126 hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.